FBR Investor Conference

November 30, 2004

Forward Looking Statements

This Presentation may include certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance or capacity of the Company that involve
significant elements of subjective judgment and analysis that may or may not prove to be correct.  There can be no assurance that these statements, estimates and forecasts will be attained and actual results may be materially different.  Nothing contained herein is, is intended to be, or shall be relied upon as, a promise or representation as to future performance of the Company.

1

Our Company

MortgageIT Today

We are a mortgage REIT that has a nationwide origination platform, which will originate approximately $12 billion in 2004.

We are headquartered in New York City and have 43 branches in 20 states nationwide.

We completed an IPO on the NYSE on July 30 and trade under the symbol MHL.

We self originated 100% of our high quality adjustable rate mortgage portfolio.

Our mortgage subsidiary is a major supplier of mortgage loans to banks, thrifts and traditional finance companies throughout
the U.S.

MortgageIT Holdings
(REIT)
MortgageIT, Inc
Taxable REIT Subsidiary
("TRS")
Wholesale
Retail
Sub-Prime
Home Closer/
Unified Settlement

MortgageIT

Our Business

2003 / 2004 Highlights

2003

Funded volume of approximately $12 billion

Revenue of $155 million

Net income of  $17.8 million

33 branches across the United States

Approximately 1,300 employees

2004

Successful Completion of IPO that raised $175 million

Expected volume of over $12.0 billion for 2004

Approximately 1,500 employees

On track to create $2.4 billion of self-originated portfolio by year end

Recent Developments

Hired Glenn Mouridy as President and Chief Financial
Officer

Company guides to record 4th quarter volume up 62%
year over year

Recently added over 125 sub-prime professionals that will
generate substantial loan volume in 2005

Closed two securitizations

2004 - 1  $808 million on September 28th

2004 - 2  $630 million on November 23rd

Expect 4Q 2004 dividend of 40 to 44 cents

Our REIT Portfolio

Investment Guidelines

NO FICO less than 650 without LTV less than 60%

No investor or secondary properties with LTV greater
than 75%

No CLTVs over 100% and no LTVs over 95%

No loan balances over $1 million

Cash out refinances must have full documentation

2004 Securitization Profiles

MortgageIT 2004 -1

$808 million – 89% AAA

WAC of  5.36%

WA Loan to Value of 74.5%

WA FICO score of 731

Avg Loan Size of $290K

54% 5/1, 43% 3/1, 3% 6 mth

MortgageIT 2004-2

$630 million – 93% AAA

WAC of  5.10%

WA Loan to Value of 74.0%

WA FICO score of 733

Avg Loan Size of $299K

59% 5/1, 40% 3/1, 1% 6 mth

6 mth
2%
3-1
17%
5-1
23%
Leverage
Capacity
58%

6 mth
5%
3-1
40%
5-1
55%

MortgageIT

Asset Composition and Leverage Ramp-up

Select the highest quality loans with the best risk-adjusted return attributes

Apply leverage as the portfolio is built-up to 14x to 16x

December 31, 2004

September 30, 2004

Target Leverage on Equity (Assets to Equity)

14 times

Initial Term

1 Year or Less

3 Years

5 Years

% of Pro forma Portfolio

5%

40%

55%

Current Average Note Rate*

4.37%

5.15%

5.40%

Average Duration

1.22

2.05

2.72

Range

Current

Blended Note Rate

5.15% to 5.35%

         5.25%

Blended Borrowing and Hedge Costs

2.85% to 3.05%

         2.99%

Orig Amort/Credit/Serv/G&A

0.65% to 0.70%

         0.67%

Fully Loaded Margin / Yield

1.40% to 1.70%

         1.59%

Illustrative Portfolio Returns

Illustrative Portfolio Data

*        Market Rates as of November 23, 2004

Portfolio Model Assumptions

Our Mortgage Origination Platform
(TRS)

National Origination Platform

> $1 bn

$100 mm to $1 bn

$25 mm to $100 mm

< $25 mm

2004 Originations

W (5)

W (3)

W (2)

W

W

W

W

W

W

W

W

R (10)

W

W

R (2)

R (2)

R (2)

R

R

R

R

R

Corporate Headquarters

Retail Origination Office

Wholesale Operations Center

W

R

W

Top 5 retail
states comprise
83% of retail
fundings

Top 5
wholesale
states
comprise
78% of
wholesale
fundings

5.5%
4.8%
27.4%
20.7%
5.3%
35.7%

41 %
59%

MortgageIT

Balanced, High Quality Lending Focus

Government

Alt A

Jumbo

Non Prime

Home Equity

Fixed

$5.1 billion

ARM

$3.6 billion

Conforming

Total 3Q YTD 2004 Originations:

    $8.7 billion

WELLS FARGO

Countrywide

Merrill Lynch

UBS

CHASE

CREDIT SUISSE | FIRST BOSTON

BEAR STEARNS

FannieMae

NOMURA

citi mortgage℠

Washington Mutual

GMAC

Freddie Mac

MortgageIT

Blue Chip Wholesale Partnerships

Sub-Prime Business Expansion

Corporate Headquarters

Sub-prime Office

$700
$600
$500
$400
$300
$200
$100
$0
($ millions)
Jan
Feb
Mar
Apr
May
June
Jul
Aug
Sep
2003
2004

MortgageIT

MortgageIT Purchase Loan Originations

2003/2004 Purchase (Non Refinance) Originations

$700
$600
$500
$400
$300
$200
$100
$0
($ millions)
Jan
Feb
Mar
Apr
May
June
Jul
Aug
Sep
2003
2004

MortgageIT

MortgageIT ARM Loan Originations

2003/2004 Adjustable Rate (ARM) Originations

80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
Quarterly Fundings % Chg Yr/Y
2004 Q1
2004 Q2
2004 Q3
2004 Q4
Full Year
Industry % Change Yr/Yr
MortgageIT % Change Yr/Yr

MortgageIT

Loan Production Growth

Est 2004 4Q Yr.

Over Yr.

Growth

MortgageIT

62%

Industry

(12%)

Industry vs MortgageIT – 2004

Current Company Guidance

4Q 2004 loan origination volume - $3.5 to $4.0 billion

Full year loan origination volume - $12.2 to $12.7 billion

REIT portfolio balance of $2.4 billion by year end

4Q 2004 dividend of 40 to 44 cents

Why Investors choose MHL

High quality, self-originated low-cost loan portfolio

Scaled, national origination platform with growing market
share

Seasoned management with significant equity interest

Dependable and sustainable dividend with capital
appreciation opportunity

Questions?